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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: January 24, 2000
                        (Date of earliest event reported)

                           THOMAS & BETTS CORPORATION
             (Exact name of registrant as specified in its charter)

                  Tennessee                                1-4682
         (State or Other Jurisdiction             (Commission File Number)
              of Incorporation)

                                   22-1326940
                        (IRS Employer Identification No.)

         8155 T&B Boulevard
         Memphis, Tennessee                               38125
         (Address of Principal                          (ZIP Code)
         Executive Offices)

               Registrant's Telephone Number, Including Area Code:
                                 (901) 252-8000


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ITEM 5.    OTHER EVENTS

           On January 24, 2000, Thomas & Betts Corporation (the "Registrant") announced, in the press release attached as Exhibit 20 to this report and incorporated herein by reference, that Fred R. Jones, its chief financial officer, will retire.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

     20    Press Release of the Registrant dated January 24, 2000.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Thomas & Betts Corporation
                                            (Registrant)

                                            By:  /s/ Jerry Kronenberg
                                            ----------------------------------
                                                 Jerry Kronenberg
                                         Title: Vice President-General Counsel
                                                 and Secretary

Date:  January 25, 2000


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                                  EXHIBIT INDEX

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
     Exhibit                       Description of Exhibits
     -------                       -----------------------
       20        Press Release of the Registrant dated January 24, 2000.

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